SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [_]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                              HBOA HOLDINGS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

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     4)   Date Filed:

________________________________________________________________________________

                               HBOA HOLDINGS, INC.
                        5200 N.W. 33RD AVENUE, SUITE 215
                         FORT LAUDERDALE, FLORIDA 33309




                                October 25, 2002



To our Shareholders:

         I am pleased to invite you to attend the Special Meeting of Shareholders of HBOA Holdings, Inc. to be held on Friday, November 22, 2002 at 10:00 a.m. at the offices of HBOA Holdings, Inc., 5200 N.W. 33rd Avenue, Suite 215, Fort Lauderdale, Florida 33309.

         Details regarding admission to the meeting and the business to be conducted are more fully described in the accompanying Notice of Special Meeting and Proxy Statement.

         YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Special Meeting in person, you are requested to complete, date, sign and return the enclosed proxy card in the enclosed envelope which requires no postage if mailed in the United States. If you attend the Special Meeting, you may vote in person if you wish, even if you previously returned your proxy card.

         We appreciate your support and continued interest in HBOA Holdings, Inc.

                                          Sincerely,

                                          /s/ Gary Verdier
                                          -------------------------------------
                                          Gary Verdier
                                          President and Chief Executive Officer

                               HBOA HOLDINGS, INC.
                        5200 N.W. 33RD AVENUE, SUITE 215
                         FORT LAUDERDALE, FLORIDA 33301



                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


To our Shareholders:

         The Special Meeting of Shareholders of HBOA Holdings, Inc. to be held on Friday, November 22, 2002 at 10:00 a.m. at the offices of HBOA Holdings, Inc., 5200 N.W. 33rd Avenue, Suite 215, Fort Lauderdale, Florida 33309, for the following purposes.

         1. To elect directors to serve until the next Annual Meeting of Shareholders and until their successors shall be elected and qualified;

         2. To transact such other and further business as may properly come before the meeting.

         Only shareholders of record at the close of business on October 18, 2002 are entitled to notice of and to vote at the Special Meeting or any postponements or adjournments thereof.

         Whether or not you plan to attend the Special Meeting in person, you are requested to complete, date, sign and return the enclosed proxy card in the enclosed envelope which requires no postage if mailed in the United States. If you attend the Special Meeting, you may vote in person if you wish, even if you previously returned your proxy card.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE AND IN FAVOR OF EACH PROPOSAL.

                                           By Order of the Board of Directors

                                           Sincerely,

                                           /s/ Gary Verdier
                                           -------------------------------------
                                           Gary Verdier
                                           President and Chief Executive Officer

Fort Lauderdale, Florida
October 25, 2002

                       PROXY STATEMENT FOR SPECIAL MEETING
                                 OF SHAREHOLDERS
                          To Be Held November 22, 2002

         These proxy materials are being furnished in connection with the solicitation of proxies by the Board of Directors of HBOA Holdings, Inc. (the "Company"), for the Special Meeting of Shareholders to be held at 10:00 a.m. on November 22, 2002 at the Offices of HBOA Holdings, Inc. at 5200 N.W. 33rd Avenue, Suite 215, Fort Lauderdale, Florida 33309, and any adjournments or postponements of the Special Meeting. These proxy materials were first mailed on or about October 30, 2002 to all shareholders entitled to vote at the Special Meeting.

                             PURPOSE OF THE MEETING

         The specific proposals to be considered and acted upon at the Special Meeting are summarized in the accompanying notice of Special Meeting of Shareholders. Each proposal is described in more detail in this Proxy Statement.

                         VOTING RIGHTS AND SOLICITATION

         The Company's common stock is the only type of security entitled to vote at the Special Meeting. On October 18, 2002, the record date for determination of shareholders entitled to vote at the Special Meeting, there were 21,725,000 shares of common stock outstanding. Each shareholder of record on October 18, 2002 is entitled to one vote for each share of common stock held by such shareholder on that date. Shares of common stock may not be voted cumulatively. A majority of the outstanding shares of common stock must be present or represented at the Special Meeting in order to have a quorum. Shares that are entitled to vote but that are not voted at the discretion of the beneficial owner ("abstentions"), shares represented by proxies or ballots that are marked "withhold authority" with respect to the election of any nominee of election as a director, and notes withheld by brokers in the absence of instructions from beneficial holders ("broker non-votes") will be counted for the purpose of determining whether there is a quorum for the transaction of business at the Special Meeting.

         In the election of directors, the three candidates receiving the highest number of affirmative votes, present in person or represented by proxy, will be elected. The ratification of Sewell & Company, P.A. as our independent auditors, requires the approval of the affirmative vote of a majority of the outstanding voting shares of the Company, present in person or represented by proxy. All votes will be tabulated by Inspector of Elections appointed for the Special Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

         A list of shareholders entitled to vote at the Special Meeting will be available at the Company's office, 5200 N.W. 33rd Avenue, Suite 215, Fort Lauderdale, Florida 33309, for a period of ten (10) days prior to the Special Meeting for examination by any stockholder.

Whether or not you are able to attend the Special Meeting, you are urged to vote your proxy, which is solicited by the Company's Board of Directors and which will be voted as you direct on your proxy when properly completed. In the event no directions are specified, such proxies will be voted (1) FOR the nominees of the Board of Directors; (2) FOR the ratification of Sewell & Company, P.A. as independent auditors for our fiscal year ending December 31, 2002; and (3) in the discretion of the proxy holders, as to other matters that may properly come before the Special Meeting. You may- revoke or change your proxy at any time before the Special Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to the Secretary at the Company's principal executive offices before the Special Meeting, You may also revoke your proxy by attending the Special Meeting and voting in person.

         The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any additional solicitation material furnished to shareholders. Proxies may be solicited by officers, directors and employees of the Company, none of whom will receive any additional compensation for their services. The Company will pay persons holding shares of common stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, bank and other fiduciaries, for the expense of forwarding solicitation materials to their principals. All the costs of solicitation of proxies will be paid by the Company.

                                   MANAGEMENT


OFFICERS, DIRECTORS AND SIGNIFICANT EMPLOYEES

         HBOA's directors, executive officers and significant employees together as of October 15, 2002 with their ages and a brief description of their backgrounds, are as follows:

Name                          Age                 Position
----                          ---                 --------
Gary Verdier                  58                  Chairman of the Board
William Shope                 55                  Chief Financial Officer and
                                                  Vice President of Operations
Harvey Judkowitz              59                  Director
Bonnie Novella                36                  Managing Director of Sales
Martin Torsey                 50                  Chief Technology Officer
George Williams               61                  Director

         GARY VERDIER has served as our President, Vice President, Secretary, Treasurer and Director from February 2002 through the present date and from December 28, 1999 through August 2000. For the past seven years, Mr. Verdier has been the President of Dundas Systems, Inc., a $10 million a year business opportunity company with a strong and consistent record of profitability. Mr. Verdier has conducted thousands of seminars to home based business owners throughout the United States.

         HARVEY JUDKOWITZ has served as our Chief Financial Officer and Director since August 2000 through the present date. Mr. Judkowitz served as our Chief Financial Officer from August 2000 through June 15, 2002. Mr. Judkowitz has over 25 years of experience in accounting and executive management and has served as CEO and CFO with several publicly traded companies. He was CEO of Designers International Corp. from 1982 to 1985; CEO of Utilicore Corporation, a public company, from 1998 through June 1999, and President of NetWebOnLine.Com, Inc. from 1998 to 2001.

         WILLIAM SHOPE has been with our Company since March 2000 and served as our Vice President of Operations from August 2000 through the present date and as our Chief Financial Officer from June 15, 2002 through the present date. He has over 25 years of broad management experience in operations, sales and marketing. Mr. Shope recently came from American Cyber Systems, a developer and re-seller of Internet kiosks where he served as President and CEO from 1997 to 2000. Prior to that, he was vice president and general manager of a national business opportunity company from 1993 to 1997and was instrumental in the start-up and expansion of that company to one of the largest distributors in the U.S. He holds a B.S. degree in psychology and mathematics from Tulane University.

         BONNIE NOVELLA has served as the Managing Director of Sales since October 2000. Ms. Novella comes to HBOA with over 14 years experience in software sales, implementation, training and database development. Before joining our company, Bonnie served as the Regional Sales Manager for Yardi Systems, Inc. from 1998 to 2000, specializing in a client-server enterprise software sales for real estate management. Bonnie previously held a similar position with the Florida dealer for Timberline Software Corporation from 1995-1998, managed her own consulting and database design practice, and before that worked directly for real estate management firms in the Boston area focusing primarily on product implementation and user training.

         MARTIN TORSEY became our Chief Technology Officer in August 2000. Mr. Torsey has over 23 years of experience in software development and customer support. He was most recently with Executive Data Systems, Inc. from 1994 to 2000 and previously with Barrister Information Systems, Inc. from 1977-1997 Mr. Torsey has served as technical director and national support manager providing financial and case management solutions for the legal community. He has developed networking software and Internet search engines. Mr. Torsey studied electrical engineering at the State University of New York at Buffalo.

         GEORGE WILLIAMS has served on our board of directors since January 2002. Dr. Williams has been in the private practice of dentistry for the past thirty years. He received a Doctor of Dental Surgery Degree in 1965 from the Medical College of Virginia.

DIRECTOR COMPENSATION

         Directors serve until the next annual meeting of shareholders or until their successors are elected and qualified. Officers serve at the discretion of the Board of Directors. Directors receive no additional compensation for services rendered as members of the Company's Board of Directors.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities and Exchange Act of 1934 requires officers, directors and persons who own more than ten percent of a registered class of a company's equity securities to file initial reports of beneficial ownership and to report changes in ownership of those securities with the Securities and Exchange Commission and the National Association of Securities Dealers. There are also required to furnish the Company with copies of all
Section 16(a) forms they file. To the Company's knowledge, based solely on a review of the copies of Forms 3,4 and 5 furnished to the Company or written representations that no other transactions were required, the Company has determined that the pertinent officers, directors and principal shareholders have complied with all applicable Section 16(a) requirements during fiscal 2001.

BOARD COMMITTEES AND MEETINGS

         During the fiscal year ended December 31, 2001, the Board of Directors held one meeting, During this period, all of the directors attending or participated in more than 75% of the aggregate of (1) the total number of meetings of the Board of Directors and (2) the total number of meetings held by all Committees of the Board on which each such director serves. The Company has three standing committees: an Audit Committee, the Executive Compensation/ Stock Option Committee and a Nominating Committee.

         The Audit Committee recommends the engagement of independent auditors to the board, initiates and oversees investigations into matters relating to audit functions, reviews the plans and results of audits with our independent auditors, reviews our internal accounting controls, and approves services to be performed by our independent auditors. The Audit Committee held one meeting. The Audit Committee currently consists of Messrs. Judkowitz and Williams.

         The Stock Option Committee considers and authorizes remuneration arrangements for senior management and grants options under and administers our Year 2000 Equity Compensation Plan. The Stock Option Committee held no meetings last year. The Stock Option Committee currently consists of Messrs. Judkowitz, Verdier and Shope.

         The Nominating Committee is responsible for reviewing the qualifications of potential nominees for election to the Board of Directors and recommending the nominees to the Board of Directors for such election. The entire Board of Directors operates as the Nominating Committee. The Nominating Committee did not hold any meetings last year.

EXECUTIVE COMPENSATION

         The Summary Compensation Table sets forth compensation paid by the Company to Gary Verdier, its Chief Executive Officer for its three fiscal years ended December 31, 2001, 2000 and 1999. No other principal executive officer received a total annual salary and bonus from the Company which exceeded $100,000.

                              Fiscal                                Other
Name and Position             Year*        Salary       Bonus       Compensation
-----------------             -----        ------       -----       ------------

Gary Verdier                  2001         $   0           0           0
President and                 2000         $   0           0           0
Director                      1999         $   0           0           0

         Mr. Verdier served as our President and Chairman from December 28 1999 through August 2000 and from February 2001 through the present date.

OPTION GRANTS

         The Company did not grant any options to any employees during fiscal 2001.

FISCAL YEAR END OPTION VALUES

         During fiscal 2001, our Named Executive Officer did not exercise any outstanding options. The following table sets forth information as to the fiscal year end value of unexercised options and warrants.

                                    Number of Securities Underlying             Value of Unexercised In-the-Money
                  Shares            Unexercised Options at Fiscal Year End      at Fiscal Year End
                  Acquired
Name              Upon Exercise                    Exercisable/Unexercisable            Exercisable/Unexercisable
----              -------------                    -------------------------            ------------------------
Gary Verdier               0                         0                                           0

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information with respect to the number of shares of common stock beneficially owned by (I) each director of the Company, (ii) each executive officer of the Company, (iii) all directors and officers of the Company as a group and (iv) each shareholder known by HBOA to be a beneficial owner of more than 5% of any class of HBOA's voting securities as of October 15, 2002. Except as indicated below, the address for each beneficial owner is c/o HBOA, 5200 NW 33rd Avenue, Ft. Lauderdale, FL 33309. As of October 15, 2002, HBOA had 21,725,000 shares of its common stock issued and outstanding.


Name of Individuals or Number                        Amount and Nature of
of Persons in Group                                  Beneficial Ownership               Percentage of Class
-------------------                                  --------------------               -------------------
Gary Verdier                                           12,231,600(1)                          56.30%
Harvey Judkowitz                                           40,000(2)                            *
William Shope                                             172,222(3)                            *
George Williams                                           175,792                               *
All Executive Officers and                             12,619.614(4)                          57.5%
Directors as a Group ( 4 persons)

(1) Includes 432,452 shares held by Dundas Systems, Inc., a corporation controlled by Mr. Verdier.

(2) Represents options to purchase 40,000 shares of the Company's common stock at an exercise price of $0.75 per share.

(3) Represents options to purchase 172,222 shares of the Company's common stock at an exercise price of $0.75 per share.

(4) Includes options to purchase 212,222 shares of the Company's common stock at an exercise price of $0.75 per share.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         We own a 17.99% ownership interest in PARIS Health Services, Ltd. ("PARIS Ltd.") We previously owned a 25% ownership interest in PARIS Health Services, LLC, but in February 2002 our equity investment was restructured when a private trust made an investment of approximately $900,000 in PARIS Ltd. As part of this restructuring, Gary Verdier became a principal shareholder, officer and director of the general partner of PARIS Ltd. At the present time, Mr. Verdier is one of the three directors and shareholders of the general partner. Under the partnership agreement, the general partner is entitled to receive 10% of the gross revenues received by PARIS Ltd. during the preceding month. However, if PARIS Ltd. is not profitable during a fiscal year, the compensation payable to the general partner can not exceed $150,000.

                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors is responsible for assisting the Board in monitoring (1) the quality and integrity of the Company's financial statements, (2) the Company's compliance with regulatory requirements and (3) the independence and performance of the Company's independent and internal auditors. Among other responsibilities, the Audit Committee reviews, in its oversight capacity, the Company's financial statement with both management and the independent auditors and meets periodically with the independent and internal auditors to consider their evaluation of the Company's financial and internal controls. The Audit Committee also recommend to the Board of Directors the selection of the Company's independent auditors. The Audit Committee is composed of two directors and operates under a written charter adopted and approved by the Board of Directors. Both of the Audit Committee members are non-employee directors and are independent as defined by the AMEX listing standards. A copy of the Audit Committee Charter is attached to the proxy statement as Exhibit A.

         In discharging its duties, the Audit Committee has met with and held discussions with management and the Company's independent auditors, Sewell & Company, P.A. Management has represented to the independent auditors that the Company's audited financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). The Company's independent auditors provided to the Audit Committee the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), and the Audit Committee discussed with representatives of the independent auditor their firm's independence. As provided in the Audit Committee Charter, it is not the Committee's responsibility to determine, and the considerations and discussions referenced above, do not ensure, that the Company's financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

AUDIT COMMITTEE
Harvey Judkowitz
George Williams

INDEPENDENT PUBLIC ACCOUNTANTS FEE SUMMARY

         The Company entered into an agreement with Sewell & Company, P.A. under which it pays Sewell & Company, P.A. $3,200 each month for all accounting services rendered during the year. The agreement commences in April 2002 and continues through March 2003. It includes the audit for the fiscal year ended December 31, 2001, the quarterly reports for the three months ended March 31, 2002, the six months ended June 30, 2002 and the nine months ended September 30, 2002. It also includes the preparation and filing of the Company's income tax return.

Description                                                              Amount
-----------                                                              ------
Audit Fees                                                               $18,400
Review of Quarterly Reports                                              $18,000
Financial Information Systems Design and Implementation Fees             $     0
All Other Fees                                                           $ 2,000
--------------                                                           -------
                                                                         $38,400

         The Audit Committee has determined that the services provided by Sewell & Company, P.A., to the Company that were not related to the audit of the Company's financial statements were at all relevant times compatible with the firm's independence.

                          PROPOSALS TO THE SHAREHOLDERS

PROPOSAL 1.  ELECTION OF DIRECTORS

         The three persons set below, each of whom is currently a director, are proposed to be re-elected as directors at the Special Meeting. If elected, each of these directors will hold office until the next Annual Meeting of Shareholders in the year 2002 or until his successor is duly elected and qualified.

Gary Verdier
Harvey Judkowitz
George Williams

         All of the nominees are currently serving as directors. Each nominee has agreed to be named in this Proxy Statement and to serve as a director if elected. For biographical information regarding the nominees, see "Management" on pages 2-3 of this Proxy Statement. Management expects that each nominee will be available for election, but if any of them is not a candidate at the time. of the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill such vacancy.

VOTE REQUIRED AND RECOMMENDATION

         The nominees for election to the Board of Directors who receive the greatest number of votes cast for the election of directors by the shares present, in person, or by proxy, shall be elected directors. The Board recommends shareholders to vote "for" each of the nominees for director so forth above.

PROPOSAL 2.  RATIFICATION OF INDEPENDENT AUDITORS

         The Board of Directors of the Company has selected Sewell & Company, P.A. independent certified public accountants, as independent auditors for the Company for the fiscal year ended December 31, 2002 and determined that it would be desirable to request that the Company's shareholders ratify such selection. One or more representatives of Sewell & Company, P.A. are expected. to be present at the Special Meeting and are expected to be available to respond to appropriate questions from shareholders.

         Although the Board. of Directors of the Company is submitting the appointment of Sewell & Company, P.A. for shareholder ratification it reserves the right to change the selection of Sewell & Company, P.A. as auditors, at any time during the fiscal year, if it deems such change to be in the best interest of the Company, even after shareholder ratification.

         If the appointment is not ratified, our Board will consider whether it should select other independent auditors.

VOTE REQUIRED AND RECOMMENDATION.

         The ratification of the selection of Sewell & Company, P.A. requires the affirmative vote of the holders of a majority of shares of the Company's common stock, present in person or by proxy. The Board recommends shareholder to vote "for" the ratification of the selection of Sewell & Company, P.A.

                          ANNUAL REPORT ON FORM 10-KSB

         We are mailing copies of our Annual report on Form 10-KSB for the twelve months ended December 31, 2001, with this proxy statement to our shareholders of record as of October 18, 2002.

                  INFORMATION CONCERNING SHAREHOLDER PROPOSALS

         To be considered for inclusion in next year's Proxy Statement, shareholder proposals must be received at the Company's principal executive offices at a reasonable time approximately 120 days before the Company begins to print and mail its proxy materials.

         Notices of intention to present proposals at the 2003 Special Meeting should be addressed to the Company's Corporate Secretary, 5200 N.W. 33rd Avenue, Suite 215, Fort Lauderdale, Florida 33309. The Company reserves the right to reject, rule out of order, of take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, we are not aware of any matter to be presented for action at the meeting other than the matters set forth above. If any other matter is properly brought before meeting for action by shareholders, proxies in the enclosed form returned to us will be voted accordance with the recommendation of the Board of Directors, or in the absence of such recommendation, in accordance with the judgement of the proxy holders.

Fort Lauderdale, Florida
October 25, 2002

                                    EXHIBIT A
                               HBOA HOLDINGS, INC.
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                     CHARTER

I.       PURPOSE

         The Audit Committee's function is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by HBOA Holdings, Inc. (the "Corporation") to any governmental body, shareholders or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's duties and responsibilities are to:

o Serve as an independent neutral and objective party to monitor the Corporation's financial reporting process and internal control system.

o Review and appraise the audit efforts of the Corporation's independent accountants and internal auditing department.

o Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department, and the Board of Directors.

         The Audit Committee will fulfill these duties by carrying out the activities enumerated in Section IV of this Charter.

II.      COMPOSITION

         The Audit Committee shall be comprised of three or more directors as determined by the Board, a majority of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. A director will not be considered "independent" if, among other things, he or she has:

o been employed by the corporation or its affiliates in the current or past three years;

o accepted any compensation from the corporation or its affiliates in excess of $60,000 during the previous fiscal year (except for board service, retirement plan benefits, or non- discretionary compensation);

o an immediate family member who is, or has been in the past three years, employed by the corporation or its affiliates as an executive officer;

o been a partner, controlling shareholder or an executive officer of any for-profit business to which the corporation made, or from which it received, payments (other than those which arise solely from investments in the Corporation's securities) that exceed five percent of the organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or

o been employed as an executive of another entity where any of the Corporation's executives serve on that entity's compensation committee.

         All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

         The members of the Committee shall be elected by the Board at the director's meeting, following the annual shareholders meeting, or at any other time that it is necessary to elect a successor to the Committee. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.     MEETINGS

         The Committee shall meet at least four times annually, and at least once per fiscal quarter, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet with management, the director of the internal auditing department and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporations financials.

IV.      RESPONSIBILITIES AND DUTIES

         To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review
------------------------

1. Review and update this Charter periodically, and not less than annually, as conditions dictate.

2. Review the Corporation's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

3. Review regular internal reports to management prepared by the internal auditing department and management's response.

4. Review with financial management and the independent accountants the Quarterly Reports on Form10-QSB prior to their filing or prior to the release of earnings. If the entire committee is unavailable, the Chair of the Committee may represent the entire Committee for purposes of this review.

Independent Accountants
-----------------------

5. Recommend to the Board of Directors the selection of the independent accountants, considering their independence and their effectiveness, and approve the fees and other compensation to be paid to the independent accountants.

6. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence. The accountants shall provide the Corporation with a formal written statement delineating all relationships between the accountants and the Corporation, consistent with Independence Standards Board Standard 1.

7. The Committee has a responsibility for actively engaging in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the accountants and for taking, or recommending that the full board take, appropriate action to oversee the independence of the independent accountants.

8. The independent accountant's ultimate accountability is to the Board of Directors and the Committee, as representatives of the shareholders, and the Committee, as the shareholder's representative, has ultimate authority and responsibility to select, evaluate and where, appropriate, replace the independent accountants (or to nominate the outside auditor to be proposed for shareholder approval in the proxy statement).

9. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

10. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements and disclosure.

Financial Reporting Processes
-----------------------------

11. In consultation with the independent accountants and the internal auditors, review the internal and external integrity of the organization's financial reporting processes.

12. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

13. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal auditing department. Process Improvement

14. Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent accountants and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

15. Following completion of the annual audit, review separately with each of management, the independent accountants and the internal auditing department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

16. Review any disagreement among management and the independent accountants or the internal auditing department in connection with the preparation of the financial statements.

17. Review with the independent accountants, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate of time subsequent to implementation of changes or improvements, as decided by the Committee.)

Ethical and Legal Compliance
----------------------------

18. Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

19. Review management's monitoring of the Corporation's compliance with the organization's Code of Ethical Conduct, and ensure that management has the proper review system in place to ensure that Corporation's financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

20. Review activities, organizational structure, and qualifications of the internal audit department.

21. Review, with the organization's counsel, legal compliance matters including corporate securities trading policies.

22. Review, with the Corporation's counsel, any legal matter that could have a significant impact on the organization's financial statements.

23. Perform any other activities consistent with this Charter, the Corporation's Bylaws and governing law, as the Committee or, the Board deems necessary or appropriate.

                               HBOA HOLDINGS, INC.
                         5200 NW 33rd Avenue, Suite 215
                            Ft. Lauderdale, FL 33309

The undersigned hereby constitutes and appoints Gary Verdier and Bill Shope as Proxy Agents, with full power of substitution in each, and hereby authorizes the Proxy Agents to represent and to vote as designated below, all shares of common stock of the Company held of record by the undersigned on October 18, 2002 at the Special Meeting of Shareholders to be held on November 22, 2002, at the offices of HBOA Holdings, Inc. at 5200 NW 33rd Avenue, Suite 215, Ft. Lauderdale, FL 33309 or any adjournment thereof.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF HBOA HOLDINGS, INC. This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR the nominees listed in Proposal 1 and FOR Proposal 2. The undersigned shareholder hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time prior to the Special Meeting. If you received more than one proxy card, please date, sign and return all cards in the accompanying envelope (continued on reverse side).

1. Election of Directors

FOR ALL nominees listed below             WITHHOLD AUTHORITY to vote
(except as marked to the                  for all such nomineees listed
contrary)               [    ]            below                  [    ]

Gary Verdier                        Harvey Judkowitz          George Williams

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, PLEASE DRAW A LINE THROUGH THAT NOMINEE'S NAME)

2. To approve the appointment of Sewell and Company, P.A., as independent auditors

         For [    ]             Against  [    ]            Abstain  [    ]

3. In their discretion, the Proxy Agents are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.




                               Dated:_____________________________, 2002

                               ------------------------------------------
                                        Signature of Shareholder

                               ------------------------------------------
                                        Signature of Shareholder